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                                      EXHIBIT 23

Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our reports, dated September 4, 1996, included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File No. 2-52229, No.2-52357, No. 2-60252, No. 2-63000, No. 2-70022,
No. 2-87821, No. 33-10353, No. 33-32706 and No. 33-86496).

                                                 Arthur Andersen LLP

Chicago, Illinois
October 24, 1996

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